UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	January 18, 2013
(Date of earliest event reported)	January 16, 2013

ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On January 16, 2013, we announced that our board of directors approved a cash dividend of 36 cents per share of common stock. A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

On January 17, 2013, ONEOK Partners, L.P. announced that the board of directors of its general partner, ONEOK Partners GP, L.L.C., a wholly owned subsidiary of ONEOK, Inc., approved a cash distribution of 71 cents per unit for the fourth quarter 2012. A copy of the news release is attached as Exhibit 99.2 and is incorporated herein by reference.

On January 17, 2013, ONEOK Partners, L.P. announced plans to invest up to $500 million for additional growth projects. A copy of the news release is attached as Exhibit 99.3 and is incorporated herein by reference.

The information disclosed in this Item 7.01, including the exhibits hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events

On January 16, 2013, our board of directors approved a cash dividend of 36 cents per share of common stock, payable February 14, 2013, to shareholders of record at the close of business January 31, 2013.

On January 17, 2013, the board of directors of ONEOK Partners' general partner, ONEOK Partners GP, L.L.C., approved a cash distribution of 71 cents per unit effective for the fourth quarter 2012. The fourth-quarter distribution is payable on February 14, 2013, to unitholders of record as of January 31, 2013.

We own approximately 92.8 million common and Class B limited partner units and the entire 2-percent general partner interest, including incentive distribution rights, which together represent a 43.4-percent ownership interest in ONEOK Partners, L.P. We receive our portion of the referenced fourth-quarter distribution in accordance with our ownership interests as provided under the terms of the ONEOK Partners, L.P. partnership agreement.

Item 9.01	Financial Statements and Exhibits

Exhibits
99.1 News release issued by ONEOK, Inc. dated January 16, 2013 - Quarterly Dividend.
99.2 News release issued by ONEOK Partners, L.P. dated January 17, 2013 - Quarterly Distribution.
99.3 News release issued by ONEOK Partners, L.P. dated January 17, 2013 - Growth Projects.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	January 18, 2013	By:	/s/ Derek S. Reiners
Derek S. Reiners Senior Vice President, Chief Financial Officer and Treasurer

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